GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING



3101
PT'S BREWING



Rocky Gap
CASINO • RESORT

Investor Presentation

May 2016

Forward Looking Statements and Financial Information

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Forward-Looking Statements

This presentation includes forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements can generally be identified by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "intend," "plan," "project," "seek," "should," "think," "will," "would" and similar expressions. In addition, forward-looking statements include statements regarding Golden Entertainment Inc.'s (referred to herein as "Golden," "GDEN" and the "Company") strategies, objectives, business opportunities and plans for future expansion, developments or acquisitions, anticipated future growth and trends in Golden's business or key markets, projections of future financial condition, operating results or other financial items, anticipated regulatory and legislative changes, Golden's ability to utilize its net operating loss carryforwards ("NOLs") to offset future taxable income, the timing and amount of distributions to shareholders of the net proceeds from the sale of the Jamul Indian Village (the "Jamul Tribe") note receivable, as well as other statements that are not statements of historical fact. Forward-looking statements are based on Golden's current expectations and assumptions regarding its business, the economy and other future conditions. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: Golden's ability to realize the anticipated cost savings, synergies and other benefits of the merger with Sartini Gaming, Inc. (referred to herein as "Sartini Gaming"), and the acquisitions of distributed gaming assets in Montana, and integration risks relating to such transactions, changes in national, regional and local economic and market conditions, legislative and regulatory matters (including the cost of compliance or failure to comply with applicable laws and regulations), increases in gaming taxes and fees in the jurisdictions in which Golden operates, litigation, increased competition, Golden's ability to renew its distributed gaming contracts, reliance on key personnel (including Golden's chief executive officer, chief operating officer and chief financial officer), the level of Golden's indebtedness and Golden's ability to comply with covenants in its debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to Golden's properties), the effects of environmental and structural building conditions, the effects of disruptions to Golden's information technology and other systems and infrastructure, the occurrence of an "ownership change" as defined in Section 382 of the Internal Revenue Code, and other factors affecting the gaming, entertainment and hospitality industries generally. In addition, please refer to the risk factors contained in Golden's SEC filings available at *www.sec.gov*, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Golden undertakes no obligation to revise or update any forward-looking statements for any reason.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. Previously, Golden's fiscal year was the 52 or 53 weeks ending the Sunday closest to December 31 of the specified year. On October 28, 2015, Golden's Board of Directors approved a change to a calendar year ending on December 31, effective as of the beginning of the third quarter of 2015. References to the 2014 fiscal year refer to the fiscal year ending on December 28, 2014, while reference to the 2015 fiscal year refer to the period from December 29, 2014 through December 31, 2015. All information presented for quarterly periods, including for the last twelve months ended March 31, 2016, is unaudited. This presentation includes combined financial information derived from the historical consolidated financial statements of Golden Entertainment, Inc. (which changed its name from Lakes Entertainment, Inc. in connection with the merger) and for the historical consolidated financial statements of Sartini Gaming for periods prior to the consummation of the merger. Combined financial information is presented for illustrative purposes only and does not purport to be indicative of what Golden's actual business, financial condition or results of operations would have been had the Lakes Entertainment-Sartini Gaming merger been consummated at the beginning of the applicable period. The presentation of combined financial information does not conform to GAAP or the Securities and Exchange Commission rules for pro forma presentations.

This presentation includes non-GAAP financial measures to supplement financial information presented on a GAAP basis. Golden believes these measures are appropriate to enhance an overall understanding of its past financial performance and prospects for the future. However, the presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. A reconciliation between the non-GAAP financial information and the most comparable GAAP financial information is set forth in Appendix A.

Investment Highlights

Market leader in distributed gaming

Meaningful growth pipeline to expand high ROI distributed gaming business

Scale, convenience and disciplined operating strategy utilized to attract local, repeat customers

Well-positioned portfolio of regional casinos with a targeted customer base

Disciplined and accretive acquisition strategy

Established track record of execution in distributed gaming and casinos for over 20 years

Overview

GOLDEN ENTERTAINMENT.
CASINOS • DISTRIBUTED GAMING

Segment	Description	Metrics
Distributed Gaming	• Largest distributed gaming operator in Nevada; second largest in Montana • Operates gaming devices at restaurants, bars, grocery stores, convenience stores, saloons and liquor stores • Largest operator of branded taverns in Nevada • Caters to local residents and generally offers 15 gaming devices per location in Nevada and 20 gaming devices per license in Montana	• Over 10,500 gaming devices in 980 locations(1) • LTM March 2016 Combined Net Revenue: $256 million(2) • LTM March 2016 Combined Property EBITDA: $38 million(3) • Owns and operates 50 tavern locations operating approximately 779 gaming devices(1)
Casinos	• Owns and operates the Rocky Gap Casino Resort in Flintstone, Maryland, and three casinos Pahrump, Nevada • Golden's Nevada casinos generate 65% of gaming revenue in Nye County, Nevada(4)	• 1,565 gaming devices and 31 table games(1) • LTM March 2016 Combined Net Revenue: $95 million(2) • LTM March 2016 Combined Property EBITDA: $21 million(3)







March 2016 LTM Combined Net Revenues(2) of $351.3 MM



Casinos
$95.1 MM
27%
Distributed
Gaming
$256.2 MM
73%

March 2016 LTM Combined Property EBITDA(3) of $58.4 MM



Casinos
$20.7 MM
36%
Distributed
Gaming
$37.7 MM
64%

Golden is well positioned for growth, with a unique focus on distributed gaming and leading locals casinos

Notes: (1) Source: Golden's internal records as of March 31, 2016, plus additional gaming devices and locations resulting from Golden's acquisition of a distributed gaming business in Montana in April 2016.
(2) Latest Twelve Months (LTM) ending March 31, 2016. Combined Net Revenues combines the unaudited consolidated net revenues of Lakes Entertainment, Inc. and Sartini Gaming, Inc. for the second quarter of 2015 through July 31, 2015 and the Net Revenues of Golden from August 1, 2015 to March 31, 2016. Excludes Corporate and other revenue of $0.4 million during the period. See Appendix A.
(3) March 2016 LTM Combined Property EBITDA, which is combined Adjusted EBITDA excluding royalties and corporate overhead, is a non-GAAP financial measure. See Appendix A.
(4) Source: Nevada Gaming Control Board for LTM March 31, 2016.

Company History

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Proven History of Strategic Growth of Golden [(1)]

2001-2005	2006-2012	2013-2016

2001-2005

- **October 2001** - Acquired Southwest Gaming Services, Inc. from Station Casinos.
- **May 2002** - Acquisition of P.T. Gaming, LLC, then Nevada's largest tavern operator with 23 taverns.
- **August 2003** - Implementation of Golden Rewards, across Tavern Group.
- **October 2003** - Acquisition of Sparky's Bar and Grill, a chain of six taverns in Northern Nevada.
- **January 2005** - Acquisition of Mardi Gras Casino, Golden Gates Casino and Golden Gulch Casino in Black Hawk, Colorado.
- **June 2005** - Acquisition of P&M Coin, a 200-machine slot route in Northern Nevada.

2006-2012

- **November 2006** - Acquisition of Pahrump Nugget Hotel & Gambling Hall in Pahrump, NV.
- **February 2007** - Assumed interim management of Hard Rock Casino.
- **February 2008** - Completed Hard Rock Casino management assignment.
- **September 2011** - Announced acquisition of Affinity's Pahrump casinos and third party route operations; announced sale of Golden Gaming's Colorado casinos.
- **February 2012** - Completed acquisition of Affinity's route and casino operations.
- **August 2012** – Acquired Rocky Gap Casino Resort.

2013-2016

- **January 2014** - Completed Acquisition of Northern Nevada Route.
- **January 2015** - Announced Lakes Entertainment – Sartini Gaming Merger
- **July 2015** - Completed Lakes Entertainment – Sartini Gaming Merger; Lakes Entertainment renamed Golden Entertainment.
- **December 2015** - Announced tavern expansion plans for 2016 which includes six Las Vegas locations, including the opening of a brewery.
- **January 2016** - Closed acquisition of first Montana distributed gaming businesses
- **February 2016** - Opened PT's Brewing Company, the Company's first microbrewery and pub.
- **April 2016** - Closed acquisition of second Montana distributed gaming businesses and opened an additional PT's Gold tavern.

Over the past 15 years, Golden has made a number of strategic acquisitions to expand current business lines and to acquire assets of complementary businesses

(1) Presents strategic growth of Golden Gaming for periods prior to the merger other than with respect to Rocky Gap.

Montana Distributed Gaming

Opportunity and Golden Footprint

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Montana Gaming Market [1]

- ~1,400 licensed gambling operators
- ~16,000 gaming devices
- ~$400mm annual gaming revenues
- 15% gross income tax on license holders
- Maximum $2 bet and $800 payout


Glendive
Bozeman
Billings

Montana Devices Market Share [1][2]


Golden
18%
Other
Operators
82%

Golden Entertainment Montana Footprint

Since January 2016, Golden has made two strategic acquisitions in Montana:

- ~3,000 gaming devices
- ~300 locations, including 5 Native American properties (comprise approx. 350 gaming devices)
- Second largest distributed gaming operator in the state following the acquisitions

Montana Revenue Market Share [1][2]


Golden
15%
Other
Operators
85%

(1) Source: Montana Department of Justice.
(2) Source: Golden internal gaming revenue (February and March 2016 annualized compared to Montana state gaming revenue), machine, table count and amenities as of April 30, 2016.

Nevada Distributed Gaming

Market Leader in Nevada

GOLDEN ENTERTAINMENT. CASINOS • DISTRIBUTED GAMING

- Service approximately 680 locations in Northern and Southern Nevada, with approximately 7,600 distributed gaming devices (typically video poker)
- Own and operate slot and gaming machines in third-party restaurants, bars, grocery stores, convenience stores, saloons and liquor stores
- States that permit limited device locations include[(1)]:
  - Nevada (18,751 gaming machines)
  - Illinois (22,135 gaming machines)
  - Louisiana (16,698 gaming machines)
  - Montana (~16,000 gaming machines)
  - Oregon (11,925 gaming machines)
  - West Virginia (~9,000 gaming machines)
  - South Dakota (3,189 gaming machines)
- Other states and territories including Pennsylvania, Texas, Indiana and Puerto Rico have discussed legalizing a limited device license

Restricted Gaming Device Share in Nevada[(2)]



Golden North 13%
Golden South 27%
Other Operators 60%
40% of Total Games

Advantages of Distributed Gaming

- Low Capital Requirements
- Highly Scalable
- Variable Cost Structure
- Contract Based
- High Return on Investment

(1) Source: Various state gaming and lottery regulatory websites for the most recent available period.
(2) Based on restricted gaming machines as of March 31, 2016. Restricted licenses in the state of Nevada limit the number of gaming machines to 15 or less per location.

Nevada Distributed Gaming-Taverns

Largest operator of traditional taverns in Nevada

GOLDEN ENTERTAINMENT.
CASINOS • DISTRIBUTED GAMING

- As of April 30, 2016, Golden owned and operated 50 taverns which offer a casual upscale environment catering to locals. Brands include:
  - PT's Gold (16), Sierra Gold (6), PT's Place (3), PT's Pub (20) and Sean Patrick's (4)
  - The first PT's Brewing Company opened in February 2016
- In Nevada, typically offer 15 gaming machines (up to 35 in three locations), in addition to food and beverage offerings
- The largest branded tavern operator in Clark County with capacity to expand as current operations represent only 12% of the 431 existing taverns in the county[1]
- Significant expansion opportunities through acquisition of existing taverns and development of new taverns, with six locations announced and currently open or expected to open in 2016

Golden Clark County Tavern Locations


Nellis AFB
North Las Vegas
Las Vegas
Summerlin South
Paradise
Whitney
Henderson
Enterprise
Sloan
10 miles
- 2016 New Location

Illustrative Tavern Expansion Economics

Property	Acquisition	New Build
Total Investment	$ 850,000	$ 1,125,000
Target Annual Property EBITDA (includes Distributed Gaming EBITDA)	$ 350,000	$ 350,000
Target Payback Period (in years)	2.4	3.2
Target Return on Invested Capital	41%	31%

Clark County Market Share[2]


Golden
12%
Other
Operators
88%

(1) Source: Nevada Gaming Control Board as of March 31, 2016. Two of Golden's 50 taverns (as of April 30, 2016) are located in Reno, Nevada.
(2) From NV GCB website for Clark County Restaurant/Bars as of March 31, 2016 (431). 12% calculated as 50 ÷ 431.

Diversified Portfolio of Third Party Contracts

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Strong Track Record in Managing Terms of Existing Contracts

- Generally enters into three types of gaming device placement contracts:
  - ✓ Space lease (grocery, convenience stores and gas stations): the Company pays a fixed monthly rental fee for the right to install, maintain and operate owned gaming devices at a business location
  - ✓ Revenue share (restaurants, bars and taverns): the Company pays the business location a percentage of the gaming revenue generated from the owned gaming devices placed at the location, rather than a fixed monthly rental fee
  - ✓ Participation agreements (restaurants, bars and taverns): the business location holds the applicable gaming license and retains a percentage of the gaming revenue that it generates from the Company's gaming devices
- Distributed gaming contracts typically have a 5-7 year initial term
- Historically, the Company has had a high degree of success as the incumbent with regard to renewal rates.
  - Historically, renewal rates have ranged between 70% and 85%.

Nevada Machine by Contract Segment[(1)]


Space Lease
40%
Revenue Share
or Participation
60%

(1) As of September 30, 2015; based on 7,650 gaming machines (excludes 55 service account machines) in Golden's Distributed Gaming segment.

Distributed Gaming-Taverns

Southern Nevada Tavern Customer Demographic Information(1)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Gender Breakdown


Female
33%
Male
67%

Age Level Breakdown


Over 60
21%
21-39
27%
50-59
22%
40-49
30%

PT'S GOLD • PUB | PT'S RANCH | PT'S BREWING COMPANY | SEAN PATRICK'S PUB & GRILL | SIERRA GOLD

(1) Trailing twelve months ended March 31, 2016 for Southern Nevada taverns owned by Golden.

Nevada Portfolio Supported by Strong Market & Demographics

GOLDEN ENTERTAINMENT. CASINOS • DISTRIBUTED GAMING

Las Vegas Employment[1]



Jobs in thousands
1000
900
800
700
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16

Las Vegas Median Home Prices[2]



$ in thousands
250
200
150
100
50
0
Q2'09
Q1'10
Q4'10
Q3'11
Q2'12
Q1'13
Q4'13
Q3'14
Q2'15
Q1'16

Las Vegas Market

- The Las Vegas gaming market is one of the most attractive gaming markets in the United States
- Approximately $13.9 billion in new investments are planned or in the planning stages in Las Vegas, NV
- Nevada's tax rate is 6.75%, the lowest maximum statutory gaming tax rate in the United States
- Home price appreciation of 8.1% over the past year
- Employment growth year-over-year was 2.0%
- 42.3 million yearly visitors to Las Vegas as of December 31, 2015

(1) Source: US Bureau of Labor Statistics, as of March 31, 2016
(2) Source: Bloomberg, as of March 31, 2016

Casinos Segment – Maryland

Rocky Gap Casino Resort – Flintstone, Maryland

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Rocky Gap Casino Resort(1)

Set on 268 acres in Rocky Gap State Park in Allegany County; the Casino opened in May 2013

- 631 gaming devices and 19 table games
- Resort is a AAA Four Diamond Award® winning resort featuring approximately 200 hotel rooms
- 12,000 square feet of convention and event space
- Features two casino bars, three restaurants, a renovated spa and the only Jack Nicklaus signature golf course in Maryland



Future Expansion Plans and Opportunities

- Expanding parking up to 168 additional spaces, expected completion by end of May 2016
- Expanding retail, entertainment and events space
- Up to 1,500 gaming devices and unlimited table games without additional legislative approval
- Initial stage for master plan including an additional 200 hotel rooms
- Remodeling of existing rooms and suites

CUMBERLAND, MARYLAND


Rocky Gap Casino
Hollywood Casino Perryville
Horseshoe Casino
Maryland Live! Casino
Casino at Ocean Downs

(1) Source: Golden's internal gaming machine, table count and amenities as of March 31, 2016.

Casinos Segment – Nevada

Generates 65% of Gaming Revenue in Nye County, NV(1)

GOLDEN ENTERTAINMENT. CASINOS • DISTRIBUTED GAMING

Pahrump Nugget Hotel & Casino(3)

- Leading gaming property in the Pahrump market, located on 40 owned acres of which approximately 20 acres are undeveloped.
  - — 459 gaming devices, 12 table games including poker, and newly remodeled race and sports book and 208-seat bingo facility
  - — Features Pahrump's only AAA Three Diamond Award® winning hotel with approximately 70 hotel rooms
  - — 24-lane bowling center

Gold Town Casino(3)

- Located on approximately nine leased acres.
  - — 286 gaming devices, restaurant and newly remodeled 125-seat bingo facility
  - — Holiday Inn Express owned and operated by a third party opened on property in September 2015, leases two of the nine acres

Lakeside Casino & RV Park(3)

- Located on approximately 35 owned acres.
  - — 189 gaming devices and a RV park surrounding a lake with approximately 160 RV hook-up sites

Pahrump Gaming Supply(2)

	Slot Machines		Table Games		Hotel Rooms	
Property	#	%	#	%	#	%
Pahrump Nugget (Golden)	459	33%	12	100%	69	31%
Gold Town (Golden)	286	21%	-	0%	-	0%
Saddle West	250	18%	-	0%	155	69%
Terrible's Road House	191	14%	-	0%	-	0%
Lakeside (Golden)	189	14%	-	0%	-	0%
Total	**1,375**	**100%**	**12**	**100%**	**224**	**100%**
Total Golden Entertainment	**934**	**68%**	**12**	**100%**	**69**	**31%**

❖ Opportunity to develop gaming space from Pahrump Best Western



Pahrump
Las Vegas
Los Angeles
Pahrump Nugget
Gold Town
Saddle West
Terrible's
Lakeside Casino

(1) Source: Nevada Gaming Control Board for the LTM period ended March 31, 2016.
(2) Source: Nevada Gaming Control Board count report as of March 31, 2016 for competitors, and Golden internal machine, table game and hotel room count as of March 31, 2016.
(3) Source: Golden's internal gaming machine, table count and other amenities as of March 31, 2016.

Experienced Management and Board of Directors

GOLDEN ENTERTAINMENT.
CASINOS • DISTRIBUTED GAMING

Blake L. Sartini
Chairman of the Board, President and Chief Executive Officer



- Mr. Sartini is the Chief Executive Officer and Chairman of the Board of the Company
- Mr. Sartini founded Golden Gaming in 2001
- Prior to establishing Golden Gaming, Mr. Sartini served as Executive Vice President, Chief Operating Officer and Director of Station Casinos where for 15 years he held various management and executive positions
- Appointed to the Nevada Gaming Policy Committee in March 2014 by the Governor of Nevada

Matt Flandermeyer
Executive Vice President, Chief Financial Officer and Secretary



- Mr. Flandermeyer is the Chief Financial Officer of the Company
- Mr. Flandermeyer became Golden Gaming's Chief Financial Officer in October 2007
- Prior to joining Golden Gaming, Mr. Flandermeyer served as Chief Financial Officer for Global Restaurant Systems as well as a collection of restaurants in Chicago. Mr. Flandermeyer began his career in public accounting and has held financial roles in publicly traded companies

Steve Arcana
Executive Vice President and Chief Operating Officer



- Mr. Arcana is the Chief Operating Officer of the Company
- Mr. Arcana became Golden Gaming's Chief Operating Officer in 2003
- Prior to joining Golden Gaming, Mr. Arcana held several executive positions with Station Casinos including General Manager and Director of Food and Beverage. Additionally, Mr. Arcana held several executive positions at the Sands Hotel and Casino, Atlantic City

Board of Directors Composition

- The Golden Board of Directors is composed of seven members. In addition to Mr. Sartini, Golden's Board members are:
  - Lyle Berman, previously Chairman of the Board and Chief Executive Officer of Lakes Entertainment from its inception until the Lakes Entertainment – Sartini Gaming Merger.
  - Tim Cope, previously President and Chief Financial Officer of Lakes Entertainment from its inception until the Lakes Entertainment – Sartini Gaming Merger.
  - Mark Lipparelli, Chief Executive Officer of Gioco Ventures, Nevada State Senator and ex-Chairman of Nevada State Gaming Control Board.
  - Robert Miodunski, previously Chief Executive Officer of American Gaming Systems.
  - Neil Sell, a director of Lakes Entertainment since its inception.
  - Terrence Wright, Chairman of the Board of Westcor Land Title Insurance Company.

Scale Enhances Disciplined Operating Strategy

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

- Focus on local, value-oriented food, beverage and gaming patrons
- Experience with sophisticated customers seeking a casually upscale environment catering to local patrons offering superior food, beer and other alcoholic beverages and generous payouts, all in an enjoyable atmosphere at a convenient location
- High potential for repeat visits means generating customer satisfaction and loyalty is critical
- Create increased customer loyalty through reward programs utilizing point of sale, proprietary game tracking system and other technology to monitor patron activity

Number of Gaming Machines in Operation


12,686
12,084
10,281
8,075
7,250
6,929
3,995
3,586
2,150

Source: Various state gaming and lottery regulatory websites and SEC filings for the most recent available period; Golden's internal machine count as of March 31, 2016, plus approximately 1,800 machines acquired in Montana on April 22, 2016. Churchill Downs includes Miami Valley Gaming, 50% owned Ohio joint venture and Saratoga Casino and Raceway, 25% owned New York equity investment.

Opportunities to Grow the Distributed Gaming Portfolio

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Through Effective Value-Enhancing Capital Deployment

- As of March 31, 2016, according to the Nevada Gaming Control Board, Clark County has 431 tavern gaming locations with restricted licenses.
- Golden's 48 Southern Nevada taverns comprise 12% of the Clark County market as measured in tavern licenses.
- As of March 31, 2016, according to the Nevada Gaming Control Board, the State of Nevada has 18,738 restricted slot machines.
- Golden's approximately 7,600 machines in Southern Nevada represent 40% of the NV market, as measured in units.
- In 2016, Golden acquired two distributed gaming businesses in Montana that added approximately 3,000 gaming devices to the Company's Distributed Gaming segment.
- There are approximately 16,000 gaming machines and approximately 50 route operators in Montana[(3)]

Clark County Market Share[(1)]


Golden
12%
Other
Operators
88%

Restricted Gaming Machine Share in Nevada[(2)]


Golden
North
13%
Golden
South
27%
Other Restricted
60%

Note: Golden also operates two tavern locations in Reno, Nevada.
(1) Source: Nevada Gaming Control Board as of March 31, 2016. Two of Golden's 50 taverns (as of April 30, 2016) are located in Reno, Nevada.
(2) Source: Nevada Gaming Control Board. Based on restricted gaming machines as of March 31, 2016 in Clark Country, NV. Restricted licenses limit the number of gaming machines to 15 or less per location.
(3) Source: Montana Department of Justice.

Operating Performance

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Combined Net Revenue(1)



$ in millions
$360.0
$340.0
$320.0
$300.0
$280.0
$260.0
$272.4
$310.9
$335.6
$345.4
$351.7
2012A
2013A
2014A
2015A
LTM 3/16A

Combined Adjusted EBITDA(1)(2)



$ in millions
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$21.7
$27.3
$36.4
$40.4
$41.8
2012A
2013A
2014A
2015A
LTM 3/16A

Golden Taverns



$ in millions
50
45
40
45
46
48
48
50
2012A
2013A
2014A
2015A
April 2016

Combined Total Gaming Devices(3)



$ in millions
13,000
12,000
11,000
10,000
9,000
8,000
8,348
8,535
9,252
10,335
12,084
2012A
2013A
2014A
2015A
April 2016

(1) The Combined Net Revenue and Combined Adjusted EBITDA chart combines the audited consolidated financial information of Golden for the years ended December 31, 2015, December 28, 2014, December 29, 2013 and December 30, 2012 with the unaudited consolidated financial information of Sartini Gaming for the seven months ended July 31, 2015 and audited financial information for the years ended December 31, 2014, 2013 and 2012. See Appendix A for reconciliation.

(2) Combined Adjusted EBITDA excludes one-time items including pre-opening expenses, share-based compensation, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations and transition expenses related to acquired operations and is a non-GAAP financial measure. A reconciliation between the non-GAAP financial information and the most comparable GAAP financial information is set forth in Appendix A.

(3) For 2012A through 2014A, comprised of gaming machines in Sartini Gaming's restricted gaming operations, taverns and casinos and gaming machines at Golden's Rocky Gap Casino Resort as of December 31 of the applicable year. For April 2016, comprised of Golden's internal machine count as of March 31, 2016, plus approximately 1,800 machines acquired in Montana on April 22, 2016.

Credit Agreement Availability

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Strong Balance Sheet Expected to Provide Liquidity to Pursue Growth Opportunities

As of March 31, 2016 (unaudited; in millions)(1)

Revolver ($50 million)	$ –	Interest is L + 275 bps(2), Maturity July 2020
Senior Secured Term Loan	$157.0	Interest is L + 275 bps(2), Maturity July 2020
Other Notes Payable	$ 4.6	
Total Debt	$161.6	
Cash and equivalents	$66.5 (3)	

Current liquidity and cash flow generation expected to provide ample liquidity to fund growth pipeline

(1) Previously on March 31, 2016, the Company had $157.0 million in senior secured term loans outstanding and $50.0 million of availability under its senior secured revolving credit facility. Previously on March 25, 2016, the Company amended the Credit Agreement to borrow an additional $40.0 million in aggregate principal amount of incremental senior secured term loans, using the proceeds to repay all of the Company's outstanding borrowings under the senior secured revolving credit facility. Additionally, the size of the senior secured revolving credit facility under the Credit Agreement was increased from $40.0 million to $50.0 million. Refer to Current Report on Form 8-K filed with the SEC on March 28, 2016 for additional detail. On April 22, 2016, the Company closed a second acquisition of a Montana distributed gaming business and funded the cash portion of the purchase price paid at closing using $25.0 million in borrowings under the senior secured revolving credit facility.

(2) Applicable margin fluctuates based on the Company's leverage ratio.

(3) As of March 31, 2016, includes approximately $23.6 million of proceeds, net of related costs, related to the sale of the Jamul note that will be distributed to shareholders in the future.

Additional Assets

GOLDEN ENTERTAINMENT.
CASINOS • DISTRIBUTED GAMING

Additional value is embedded in the Company's non-revenue generating assets

Jamul Note and Land	• In December 2015, the Company sold its note related to the Jamul casino project for $24.0 million. The proceeds, net of related costs, received will be distributed in the form of a cash dividend to shareholders that hold shares as of the record date for such dividend (other than shareholders that have waived their right to receive such dividend).(1) • Following the IRS's determination with respect to a private letter ruling, the Company expects the dividend to be declared by the Board during the summer of 2016. • The Company estimates the dividend would be approximate $1.71 per eligible share(1), which is subject to change based on several factors. The former Sartini Gaming shareholder will not be entitled to receive such distribution other than with respect to applicable taxes, if any. • As a result of the sale of the Jamul note, the Company recognized a gain on recovery of impaired notes receivable of approximately $23.6 million during the fourth quarter of 2015. In addition, the company used a portion of its NOLs and as a result did not owe any cash taxes on the net proceeds. • Current agreement with Penn National Gaming to sell adjacent land for additional $5.5 million when the casino opens. Penn currently expects casino opening during the second half of 2016.
Excess Land, Development Pipeline	• Approximately 20 excess acres at Pahrump Nugget are reserved for future development which may include additional hotel rooms and non-gaming amenities including a movie theater, retail and dining. • Option to develop gaming space at the Best Western in Pahrump. • Golden continues to evaluate attractive opportunities for casino development and management agreements. • Secured gaming rights to potential licensable locations in Pennsylvania.
NOLs	• As of March 31, 2016, the Company had $73.3 million of NOLs that may be applied to taxable income generated in the future. • NOLs expected to shield meaningful future net income

(1) Per the Merger Agreement, approximately 8.5 million shares, owned by the former Sartini Gaming sole shareholder and others, waived their right to the Jamul dividend, subject to the receipt of a favorable private letter ruling from the IRS. Excluding the waived shares, the current outstanding shares that would be eligible for the Jamul distribution total approximately 13.5 million shares.

Investment Highlights

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

- Market leader in distributed gaming
- Meaningful growth pipeline to expand high ROI distributed gaming business
- Scale, convenience and disciplined operating strategy utilized to attract local, repeat customers
- Well-positioned portfolio of regional casinos with a targeted customer base
- Disciplined and accretive acquisition strategy
- Established track record of execution in distributed gaming and casinos for over 20 years

Appendix A

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

GOLDEN ENTERTAINMENT, INC.
Reconciliation of Net Revenues to Combined Net Revenues
(Unaudited, in thousands)

	Golden Entertainment, Inc. Year Ended March 31, 2016	Sartini Gaming Four Months Ended July 31, 2015	Combined Net Revenues Golden Entertainment, Inc. Year Ended March 31, 2016
Distributed Gaming	$ 172,194	$ 83,986	$ 256,180
Casinos	82,936	12,219	95,155
Corporate and other	180	186	366
Net Revenues	**$ 255,310**	**$ 96,391**	**$ 351,701**

	Golden Entertainment, Inc. Year Ended December 31, 2015	Sartini Gaming Seven Months Ended July 31, 2015	Combined Net Revenues Golden Entertainment, Inc. Year Ended December 31, 2015
Distributed Gaming	$ 103,610	$ 145,677	$ 249,287
Casinos	73,245	22,532	95,777
Corporate and other	187	186	373
Net Revenues	**$ 177,042**	**$ 168,395**	**$ 345,437**

	Golden Entertainment, Inc. Year Ended December 28, 2014	Sartini Gaming Year Ended December 31, 2014	Combined Net Revenues Golden Entertainment, Inc. Year Ended December 28, 2014
Distributed Gaming	$ —	$ 239,973	$ 239,973
Casinos	55,021	40,482	95,503
Corporate and other	151	4	155
Net Revenues	**$ 55,172**	**$ 280,459**	**$ 335,631**

Appendix A (continued)

GOLDEN ENTERTAINMENT, INC.
Reconciliation of Net Revenues to Combined Net Revenues
(Unaudited, in thousands)

	Golden Entertainment, Inc. Year Ended December 29, 2013	Sartini Gaming Year Ended December 31, 2013	Combined Net Revenues Golden Entertainment, Inc. Year Ended December 29, 2013
Distributed Gaming	$ —	$ 233,260	$ 233,260
Casinos	30,933	38,817	69,750
Corporate and other	7,855	8	7,863
Net Revenues	**$ 38,788**	**$ 272,085**	**$ 310,873**

	Golden Entertainment, Inc. Year Ended December 30, 2012	Sartini Gaming Year Ended December 31, 2012	Combined Net Revenues Golden Entertainment, Inc. Year Ended December 30, 2012
Distributed Gaming	$ —	$ 221,311	$ 221,311
Casinos	3,162	39,881	43,043
Corporate and other	7,791	206	7,997
Net Revenues	**$ 10,953**	**$ 261,398**	**$ 272,351**

Appendix A (continued)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

GOLDEN ENTERTAINMENT, INC.
Reconciliation of Adjusted EBITDA to Combined Adjusted EBITDA
(Unaudited, in thousands)

	Golden Entertainment, Inc. Year Ended March 31, 2016	Sartini Gaming Four Months Ended July 31, 2015	Combined Adjusted EBITDA Golden Entertainment, Inc. Year Ended March 31, 2016
Distributed Gaming	$ 24,475	$ 13,221	$ 37,696
Casinos	17,660	3,076	20,736
Corporate and other	(13,322)	(3,354)	(16,676)
Adjusted EBITDA	**$ 28,813**	**$ 12,943**	**$ 41,756**

	Golden Entertainment, Inc. Year Ended December 31, 2015	Sartini Gaming Seven Months Ended July 31, 2015	Combined Adjusted EBITDA Golden Entertainment, Inc. Year Ended December 31, 2015
Distributed Gaming	$ 14,254	$ 22,456	$ 36,710
Casinos	14,390	5,654	20,044
Corporate and other	(10,370)	(5,967)	(16,337)
Adjusted EBITDA	**$ 18,274**	**$ 22,143**	**$ 40,417**

	Golden Entertainment, Inc. Year Ended December 28, 2014	Sartini Gaming Year Ended December 31, 2014	Combined Adjusted EBITDA Golden Entertainment, Inc. Year Ended December 28, 2014
Distributed Gaming	$ —	$ 33,421	$ 33,421
Casinos	8,086	11,901	19,987
Corporate and other	(6,643)	(10,391)	(17,034)
Adjusted EBITDA	**$ 1,443**	**$ 34,931**	**$ 36,374**

Appendix A (continued)

GOLDEN ENTERTAINMENT, INC.
Reconciliation of Adjusted EBITDA to Combined Adjusted EBITDA
(Unaudited, in thousands)

	Golden Entertainment, Inc. Year Ended December 29, 2013	Sartini Gaming Year Ended December 31, 2013	Combined Adjusted EBITDA Golden Entertainment, Inc. Year Ended December 29, 2013
Distributed Gaming	$ —	$ 26,571	$ 26,571
Casinos	(1,086)	10,143	9,057
Corporate and other	1,511	(9,814)	(8,303)
Adjusted EBITDA	**$ 425**	**$ 26,900**	**$ 27,325**

	Golden Entertainment, Inc. Year Ended December 30, 2012	Sartini Gaming Year Ended December 31, 2012	Combined Adjusted EBITDA Golden Entertainment, Inc. Year Ended December 30, 2012
Distributed Gaming	$ —	$ 21,076	$ 21,076
Casinos	(853)	12,354	11,501
Corporate and other	(35)	(10,808)	(10,843)
Adjusted EBITDA	**$ (888)**	**$ 22,622**	**$ 21,734**

Appendix A (continued)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

The following table presents a reconciliation of March 31, 2016 LTM Combined Adjusted EBITDA to net income (loss):

	Combined Operating Performance LTM March 31, 2016[1]		
	Golden Entertainment	Sartini Gaming	Combined
	(Unaudited, in millions)		
Adjusted EBITDA	**$ 28.9**	**$ 12.9**	**$ 41.8**
Merger expenses	(10.8)	(1.2)	(12.0)
Recovery of impairment on notes receivable	23.6	—	23.6
Debt restructuring expense	—	(2.4)	(2.4)
Depreciation and amortization	(15.7)	(4.8)	(20.5)
Other	(2.7)	(2.3)	(5.0)
Income (loss) from operations	$ 23.3	$ 2.2	$ 25.5
Other income (expense):			
Interest expense, net[2]	(3.9)	(7.4)	(11.3)
Other, net	(1.1)	—	(1.1)
Total other expense, net	$ (5.0)	$ (7.4)	$ (12.4)
Income (loss) before income taxes	$ 18.3	$ (5.2)	$ 13.1
Income tax benefit	10.1	—	10.1
Net income (loss)	**$ 28.4**	**$ (5.2)**	**$ 23.2**

(1) This schedule combines the audited consolidated financial information of Golden Entertainment, Inc. for the year ended March 31, 2016 and the unaudited consolidated financial information of Sartini Gaming for the four months ended July 31, 2015.
(2) Interest expense, net is reported net of interest income and capitalized interest.

Appendix A (continued)

GOLDEN ENTERTAINMENT.
CASINOS • DISTRIBUTED GAMING

The following table presents a reconciliation of 2015 Combined Adjusted EBITDA to net income (loss):

	Combined Operating Performance 2015[1]		
	Golden Entertainment	Sartini Gaming	Combined
	(Unaudited, in millions)		
Adjusted EBITDA	**$ 18.3**	**$ 22.1**	**$ 40.4**
Merger expenses	(11.5)	(1.4)	(12.9)
Recovery of impairment on notes receivable	23.6	—	23.6
Debt restructuring expense	—	(2.4)	(2.4)
Depreciation and amortization	(10.8)	(8.3)	(19.1)
Other	(1.3)	(2.6)	(3.9)
Income (loss) from operations	$ 18.3	$ 7.4	$ 25.7
Other income (expense):			
Interest expense, net[2]	(2.7)	(12.8)	(15.5)
Other, net	(1.1)	—	(1.1)
Total other expense, net	$ (3.8)	$ (12.8)	$ (16.6)
Income (loss) before income taxes	$ 14.5	$ (5.4)	$ 9.1
Income tax benefit	10.0	—	10.0
Net income (loss)	**$ 24.5**	**$ (5.4)**	**$ 19.1**

(1) This schedule combines the audited consolidated financial information of Golden Entertainment, Inc. for the year ended December 31, 2015 and the unaudited consolidated financial information of Sartini Gaming for the seven months ended July 31, 2015.
(2) Interest expense, net is reported net of interest income and capitalized interest.

Appendix A (continued)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

The following table presents a reconciliation of 2014 Combined Adjusted EBITDA to net loss:

	Combined Operating Performance 2014[(1)]					
		Golden Entertainment		Sartini Gaming		Combined
		(Unaudited, in millions)				
Adjusted EBITDA	$	1.4	$	35.0	$	36.4
Preopening expenses		—		(1.7)		(1.7)
Gain on sale of cost method investment		2.4		—		2.4
Impairments and other losses		(21.0)		—		(21.0)
Depreciation and amortization		(3.5)		(14.2)		(17.7)
Other[(2)]		(3.2)		(0.4)		(3.6)
Income (loss) from operations	$	(23.9)	$	18.7	$	(5.2)
Other income (expense):						
Interest expense, net[(3)]		(1.1)		(21.9)		(23.0)
Other, net[(4)]		0.2		(6.1)		(5.9)
Total other expense, net	$	(0.9)	$	(28.0)	$	(28.9)
Net loss	**$**	**(24.8)**	**$**	**(9.3)**	**$**	**(34.1)**

(1) This schedule combines the audited consolidated financial information of Golden Entertainment, Inc. for the year ended December 28, 2014 and the audited consolidated financial information of Sartini Gaming for the year ended December 31, 2014.
(2) Includes charges related to arbitration award of $2.5 million for Golden Entertainment.
(3) Interest expense, net is reported net of interest income and capitalized interest.
(4) Includes loss on interest rate swaps and warrant of $6.1 million for Sartini Gaming.

Appendix A (continued)

The following table presents a reconciliation of 2013 Combined Adjusted EBITDA to net income (loss):

	Combined Operating Performance 2013[1]		
	Golden Entertainment	Sartini Gaming	Combined
	(Unaudited, in millions)		
Adjusted EBITDA	$ **0.4**	$ **26.9**	$ **27.3**
Preopening expenses	(1.2)	(1.0)	(2.2)
Recovery of impairment on notes receivable	17.4	—	17.4
Gain on extinguishment of liabilities	3.8	—	3.8
Impairments and other losses	(3.4)	—	(3.4)
Depreciation and amortization	(3.0)	(13.8)	(16.8)
Other	(0.6)	—	(0.6)
Income from operations	$ 13.4	$ 12.1	$ 25.5
Other income (expense):			
Interest income (expense), net[2]	3.6	(25.6)	(22.0)
Other, net[3]	1.7	(6.2)	(4.5)
Total other income (expense), net	$ 5.3	$ (31.8)	$ (26.5)
Net income (loss)	$ **18.7**	$ **(19.7)**	$ **(1.0)**

(1) This schedule combines the audited consolidated financial information of Golden Entertainment, Inc. for the year ended December 29, 2013 and the audited consolidated financial information of Sartini Gaming for the year ended December 31, 2013.
(2) Interest income (expense), net is reported as interest expense net of interest income and capitalized interest.
(3) Includes gain on modification of debt of $1.7 million for Golden Entertainment and $6.2 million loss on extinguishment of debt at Sartini Gaming.

Appendix A (continued)

GOLDEN ENTERTAINMENT.
CASINOS • DISTRIBUTED GAMING

The following table presents a reconciliation of 2012 Combined Adjusted EBITDA to net income (loss):

	Combined Operating Performance 2012[1]		
	Golden Entertainment	Sartini Gaming	Combined
	(Unaudited, in millions)		
Adjusted EBITDA	**$ (0.9)**	**$ 22.6**	**$ 21.7**
Preopening expenses	—	(3.6)	(3.6)
Impairments and other losses	(4.5)	—	(4.5)
Depreciation and amortization	(1.7)	(13.4)	(15.1)
Income (loss) from operations	$ (7.1)	$ 5.6	$ (1.5)
Other income (expense):			
Interest income (expense), net[2]	5.5	(22.7)	(17.2)
Other, net[3]	2.3	(2.6)	(0.3)
Total other income (expense), net	$ 7.8	$ (25.3)	$ (17.5)
Income from discontinued operations	—	27.1	27.1
Income before income taxes	$ 0.7	$ 7.4	$ 8.1
Income tax benefit	2.4	—	2.4
Net (income) loss attributable to noncontrolling interests	0.1	(27.1)	(27.0)
Net income (loss)	**$ 3.2**	**$ (19.7)**	**$ (16.5)**

(1) This schedule combines the audited consolidated financial information of Golden Entertainment, Inc. for the year ended December 30, 2012 and the audited consolidated financial information of Sartini Gaming for the year ended December 31, 2012.
(2) Interest income (expense), net is reported as interest expense net of interest income and capitalized interest.
(3) Includes legal settlement of $2.2 million for Golden Entertainment and $2.9 million loss on extinguishment of debt for Sartini Gaming.